UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  September 27, 2017

Anchor Bancorp
(Exact name of registrant as specified in its charter)

Washington	001-34965	26-3356075
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

601 Woodland Square Loop, SE
Lacey, Washington  98503
(Address of principal executive offices and zip code)

(360) 491-2250
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry Into a Material Definitive Agreement.

On September 27, 2017, Washington Federal, Inc. ("Washington Federal") and Anchor Bancorp ("Anchor") entered into Amendment No. 1 ("Amendment No. 1") to the Agreement and Plan of Merger (the "Merger Agreement") dated as of April 11, 2017 by and between Washington Federal and Anchor.  Amendment No. 1 is attached as Exhibit 2.1 to this Report.
Some of the key provisions contained in Amendment No. 1 are as follows:
•  Extends from  December 31, 2017 to June 30, 2018 the date after which either party may elect to terminate the Merger Agreement if the merger transaction ("Merger") contemplated by the Merger Agreement has not yet been completed.  Amendment No.1 also provides for up to three additional six month extensions beyond June 30, 2018.
•  The value of the per share consideration to be received by Anchor shareholders will be determined based on 100.7% of Anchor's tangible common equity (adjusted to include the balance of the ESOP loan) as of the quarter ending immediately prior to the Closing Date and the average trading price of Washington Federal's common stock during a specified period prior to the Closing Date.
•   Reduces the termination fee Anchor would be required to pay Washington Federal, under certain circumstances, from $2,236,500 to 1.5% of the aggregate merger consideration.
•  Anchor is permitted to pay a dividend on its common stock or repurchase its common stock as long as it does not reduce its tangible common equity to assets ratio below 12%.
•  Clarifies that a "burdensome condition" (i.e., a condition to regulatory approval of the merger that would be a basis for Washington Federal not to complete the Merger) does not include any condition imposed on Washington Federal, or its subsidiary Washington Federal, National Association, related to its Bank Secrecy Act ("BSA") program.
•  Provides that the registration statement on Form S-4 will not go effective, and the special meeting of Anchor shareholders to vote on the Merger will not be called until the receipt of all regulatory approvals for the Merger;
• Washington Federal will provide information to Anchor on Washington Federal's progress in refiling the regulatory applications and obtaining regulatory approvals for the Merger, subject to the limitations contained in applicable law.
• In order for Anchor to have a greater flexibility in retaining employees through the closing of the Merger, Amendment No. 1 provides Anchor with the right to pay retention incentives and to hire replacements for terminated executive officers at increased salaries.
The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 1. Except as explicitly provided in Amendment No. 1, the Merger Agreement remains in full force and effect as originally executed on April 11, 2017.  The Merger Agreement as originally entered into is contained in Exhibit 2.1 to the Form 8-K that was filed by Anchor with the Securities and Exchange Commission ("SEC") on April 13, 2017.

Item 8.01 Other Events.

On September 27, 2017, Washington Federal and Anchor issued a joint press release in connection with Amendment No. 1.  A copy of the joint press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

This Report contains statements about Washington Federal's and Anchor's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. The words "believe," "expect," "anticipate," "project," "should," and similar expressions signify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance. By their nature, forward-looking statements involve inherent risk and uncertainties, which change over time; and actual performance could differ materially from those anticipated by any forward-looking statements. Washington Federal and Anchor undertake no obligation to update or revise any forward-looking statement. In addition to factors previously disclosed in Washington Federal's and Anchor's SEC reports (accessible on the SEC's website at www.sec.gov and on Washington Federal's website at www.washingtonfederal.com and Anchor's website at www.anchornetbank.com), and elsewhere in this Report, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Anchor's shareholders, on the expected terms and schedule; the potential delay in closing the Merger beyond the date after which either party can terminate the Merger Agreement; the success, timeliness and cost of Washington Federal's remediation efforts; actions of government authorities; the success, timing and ability to pursue Washington Federal's and Anchor's growth or other business initiatives; and the ability of Washington Federal and Anchor to retain customers and personnel.

Additional Information
In connection with the proposed transaction, Washington Federal has filed a registration statement on Form S-4 with the SEC that contains a proxy statement/prospectus to be distributed to the shareholders of Anchor in connection with their vote on the Merger. Each party will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision regarding the transaction, shareholders of Anchor are encouraged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, as well as any amendments or supplements to these documents, when they become available, because they will contain important information about the Merger. The final proxy statement/prospectus will be mailed to shareholders of Anchor. Investors and security holders will be able to obtain the documents free of charge at the SEC's website, www.sec.gov. In addition, documents filed with the SEC by Washington

Federal will be available free of charge by accessing Washington Federal's website at www.washingtonfederal.com or by writing Washington Federal at 425 Pike Street, Seattle, WA 98101, Attention: Investor Relations or calling (206) 626-8178, or by writing Anchor at 601 Woodland Square Loop SE, Lacey, WA 98503, Attention: Corporate Secretary or calling (360) 537-1388.

Participants in this Transaction
Washington Federal, Anchor, their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Anchor shareholders in favor of the approval of the merger. Information about the directors and executive officers of Washington Federal and their ownership of Washington Federal stock is included in the proxy statement for its 2017 annual meeting of shareholders, which was filed with the SEC on December 9, 2016. Information about the directors and executive officers of Anchor and their ownership of Anchor stock is set forth in the proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on September 9, 2016, and also will be included in the proxy statement/prospectus for the merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	2.1	Amendment No. 1 dated as of September 27, 2017, to the Agreement and Plan of Merger, dated as of April 11, 2017, by and between Washington Federal, Inc. and Anchor Bancorp

	99.1	Joint press release of Washington Federal, Inc. and Anchor Bancorp dated September 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR BANCORP

Date: September 27, 2017	By:	/s/Jerald L. Shaw_____________________
Jerald L. Shaw
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of September 27, 2017, by and between Washington Federal, Inc. and Anchor Bancorp

99.1	Joint press release of Washington Federal, Inc. and Anchor Bancorp dated September 27, 2017.